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                                                                    EXHIBIT 10.4

                     AMENDMENT TO ASSET PURCHASE AGREEMENT

      Mineral Holdings, Inc.(f/k/a Celite Holdings Corporation) ("Holdings"), a Delaware corporation Celite Corporation ("Celite"), a Delaware corporation, and Johns Manville (f/k/a Johns Manville International, Inc., f/k/a Manville Sales Corporation) ("Manville"), a Delaware corporation, hereby amend the Asset Purchase Agreement dated July 1, 1991 among Celite Holdings Corporation, Celite Corporation and Manville Sales Corporation ("APA").

      WHEREAS, Section 10.03 of the APA provides that the APA may be amended solely by written instrument signed on behalf of all the parties to the APA; and

      WHEREAS, Article 9 of the APA sets forth the parties' agreement concerning indemnification obligations; and

      WHEREAS, during the period from the closing of the APA through the date hereof, the parties have developed mutually satisfactory procedures for handling claims that are or may be subject to Article 9 of the APA; and

      WHEREAS, the parties mutually desire to continue such procedures and to extend the duration of the indemnification obligations provided for in Article 9 of the APA for an additional three years,

      IT IS HEREBY AGREED as follows:

      1. Each of Section 9.02(b)(v) and Section 9.02(d)(v) of to APA is amended so that the words "within fifteen years from the Closing Date" are changed to "no later than July 31, 2009".

      2. This Amendment does not alter, amend or waive any term, condition or provision of the APA other than Sections 9.02(b)(v) and 9.02(d)(v).

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      3. This Amendment may be executed simultaneously in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

MINERAL HOLDINGS, INC.                           CELITE CORPORATION
(f/k/a Celite Holdings Corporation)

/s/ Susan Radcliffe                              /s/ Francois Macquet
------------------------------------------       -------------------------------
By: Susan Radcliffe                              By: Francois Macquet
Title: Secretary                                 Title: Treasurer
Date: 5-11-06                                    Date: 5-11-06

JOHNS MANVILLE
(f/k/a Johns Manville International, Inc., f/k/a Manville Sales Corporation)

/s/ Sandra S. Hall
------------------------------------------
By: Sandra S. Hall
Title: Associate General Counsel
Date: 5-11-06